                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                   SIX-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      23
                NOTES TO FINANCIAL STATEMENTS      28



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      32

Given the market's ups and downs--diversifying has never been more important.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 20, 2002

Dear Shareholder,

We seem to be at an economic crossroads--good news about the economy and earnings have been offset by escalating concerns abroad. Given the market's ups and downs, taking steps so your portfolio can be properly diversified has never been more important. So how do you decide what to do next?

Contact your financial advisor.

Your financial advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon. Remember, while no portfolio is immune to volatility, owning a variety of stock and fixed-income investments may help manage your portfolio's overall risk and improve its long-term performance potential. When reviewing your investment selections with your financial advisor, be sure to keep your long-term goals in mind--don't let short-term volatility distract you from your long-term retirement planning and investment goals.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN APRIL 2002 DEPICTED AN ECONOMY ON THE PATH OF RECOVERY, BUT MANY MARKET OBSERVERS AND ANALYSTS WERE SLOW TO VIEW RECENT DEVELOPMENTS--SUCH AS IMPROVED PRODUCTIVITY AND STRONG GROWTH--POSITIVELY.

UNEMPLOYMENT DATA, RELEASED EARLY IN THE MONTH, REVEALED NEW JOBS HAD BEEN ADDED TO THE ECONOMY--ALBEIT AT A SUBDUED PACE. THE BELEAGUERED MANUFACTURING SECTOR REPORTED FACTORY PRODUCTION LEVELS THAT WERE CONSISTENT WITH RECENT INCREASES. HOUSING STARTS, ALTHOUGH STILL AT HISTORICALLY HIGH LEVELS, RETREATED MORE THAN ANALYSTS HAD ANTICIPATED. AT THE SAME TIME, RETAIL SALES CONTINUED TO DISPLAY SURPRISING STRENGTH.

CONTENT WITH WHAT THEY PERCEIVED TO BE GOOD--BUT NOT-GOOD-ENOUGH--RESULTS, THESE SAME MARKET OBSERVERS AND ANALYSTS SEEMED SURPRISED WHEN FIRST QUARTER GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, CAME IN AT A STRONGER-THAN-EXPECTED 5.6 PERCENT.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            5.60

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 2000--April 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10
                                                                            2.00                               1.90
                                                                            1.75                               1.60
Jan 02                                                                      1.75                               1.10
                                                                            1.75                               1.10
                                                                            1.75                               1.50
Apr 02                                                                      1.75                               1.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2002)

------------------------------
NYSE Ticker Symbol - VKA
------------------------------

-----------------------------------------------------------------------
Six-month total return(1)                                     7.64%
-----------------------------------------------------------------------
One-year total return(1)                                     13.51%
-----------------------------------------------------------------------
Five-year average annual total return(1)                      7.30%
-----------------------------------------------------------------------
Life-of-Trust average annual total return(1)                  6.51%
-----------------------------------------------------------------------
Commencement date                                           9/25/92
-----------------------------------------------------------------------

Distribution rate as a % of closing common share market
price(2)                                                      6.99%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common share market price(3)                                 11.38%
-----------------------------------------------------------------------
Preferred share (Series A) rate(4)                           1.365%
-----------------------------------------------------------------------
Preferred share (Series B) rate(4)                           1.420%
-----------------------------------------------------------------------
Preferred share (Series C) rate(4)                           1.450%
-----------------------------------------------------------------------
Preferred share (Series D) rate(4)                           1.350%
-----------------------------------------------------------------------
Net asset value                                              $16.38
-----------------------------------------------------------------------
Closing common share market price                            $14.94
-----------------------------------------------------------------------
Six-month high common share market price (03/06/02)          $15.36
-----------------------------------------------------------------------
Six-month low common share market price (12/31/01)           $13.95
-----------------------------------------------------------------------

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) The taxable-equivalent distribution rate is calculated assuming a 38.6% federal income tax rate.

(4) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)


As of April 30, 2002
- AAA/Aaa............  64.8%   [PIE CHART]
- AA/Aa..............  18.0%
- A/A................   9.8%
- BBB/Baa............   4.9%
- BB/Ba..............   2.5%
As of October 31, 2001
- AAA/Aaa............  61.7%   [PIE CHART]
- AA/Aa..............  20.1%
- A/A................   9.4%
- BBB/Baa............   4.5%
- BB/Ba..............   3.7%
- Non-Rated..........   0.6%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2002, for common shares)
[BAR GRAPH]

11/01                                                                           0.0760
12/01                                                                           0.0760
1/02                                                                            0.0825
2/02                                                                            0.0870
3/02                                                                            0.0870
4/02                                                                            0.0870

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2002                    OCTOBER 31, 2001
                                                                       --------------                    ----------------
Health Care                                                                14.00                              12.70
Transportation                                                             11.90                              12.20
Retail Electric/Gas/Telephone                                              10.10                               9.50
General Purpose                                                             9.10                               9.10
Industrial Revenue                                                          7.60                               8.70

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--September 1992 through April 2002) [INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
9/92                                                                      15.0000                            15.0000
                                                                          14.9600                            14.9600
                                                                          15.4000                            14.2500
                                                                          16.2100                            15.2500
                                                                          16.6300                            15.2500
9/93                                                                      17.2500                            16.1250
                                                                          17.0800                            15.7500
                                                                          15.1600                            14.0000
                                                                          14.9400                            14.2500
9/94                                                                      14.6500                            13.0625
                                                                          13.8800                            12.7500
                                                                          15.2400                            14.5000
                                                                          15.1800                            14.5000
9/95                                                                      15.3500                            13.8750
                                                                          16.2000                            14.6250
                                                                          15.4300                            14.8750
                                                                          15.2300                            14.6250
9/96                                                                      15.5600                            14.7500
                                                                          15.7600                            13.8750
                                                                          15.4100                            14.0000
                                                                          15.8900                            14.8750
9/97                                                                      16.3300                            15.0625
                                                                          16.6600                            15.3120
                                                                          16.6400                            15.2500
                                                                          16.6500                            15.3125
9/98                                                                      17.1100                            16.1250
                                                                          16.8700                            16.5000
                                                                          16.6800                            15.5625
                                                                          15.8500                            14.7500
9/99                                                                      15.2800                            13.5000
                                                                          14.6900                            12.7500
                                                                          15.0900                            12.6875
                                                                          15.0900                            12.6875
9/00                                                                      15.3800                            13.1875
                                                                          16.1700                            13.3750
                                                                          16.3700                            14.1200
                                                                          16.2000                            13.9000
9/01                                                                      16.5500                            14.2000
                                                                          16.0800                            14.2400
                                                                          16.0100                            14.6800
4/02                                                                      16.3800                            14.9400

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER FOR VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE
MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX-MONTH PERIOD
ENDED APRIL 30, 2002. DENNIS PIETRZAK, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1968. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The market over the past six
months has been driven by shifting expectations about the future growth of the economy. As economic indicators wavered between encouraging and disappointing evidence of a sustained recovery, investors responded by driving yields in diverging directions from one month to the next. The result was a decidedly choppy market.

    In November and December of 2001, the first two months of the period, investors appeared to assume an imminent economic recovery. Fears that credit demand and inflation would soon rise in tandem with the economy's improving strength drove yields up across the market.

    Those fears were allayed in the first two months of 2002 as economic indicators began to be more mixed in their tone. Investors began to sense that the economy's recovery, and the concurrent upward pressure on interest rates, might not occur as quickly as they had previously anticipated. The resulting market rally sent yields lower in January and February as Wall Street economists pushed back their timetable for future Federal Reserve ("Fed") tightening.

    The next two months saw even sharper reversals of fortune for the municipal bond market. In March, the market posted one of its worst months of the past 20 years in the wake of unexpectedly strong employment and manufacturing numbers. The market then rallied strongly in April as continued volatility in the equity market caused investors to turn to the perceived relative safety of tax-exempt bonds.

    While yields were volatile during the period, we believe the municipal market on the whole remained fairly well balanced between supply and demand. Municipalities continued to take advantage of low interest rates by issuing new bonds, and issuance overall was up 10 percent for the first three months of 2002 compared to the same period one year earlier. Retail investors continued to show strong demand for the asset class as an alternative to volatile equity returns.

    The portfolio continued to offer a competitive level of tax-exempt income. The trust's monthly dividend of $0.0870 per share translated to a distribution rate of 6.99 percent based on the trust's closing market price on April 30, 2002. Based on these figures, investors would have to earn a distribution rate of 11.38 percent on a taxable investment (for an investor in the 38.6 percent federal income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ending April 30, 2002, the trust produced a total return of 7.64 percent based on common share market price. This reflects an increase in market price from $14.35 per share on October 31, 2001 to $14.94 per share on April 30, 2002.

    Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Investment return and principal value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 1.08 percent for the same period. This index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN THIS ENVIRONMENT?

A   Consistent with our long-term
strategy, we remained focused on adjusting the portfolio to try to take advantage of relative value opportunities in the market. Our trading focused on capturing value between various states and sectors, which become more or less attractive over time due to supply and demand imbalances. Once the securities reached our performance targets, we then sold the securities and rotated into others that we believed offered better total return potential. In addition, we anticipated that the healthcare sector in general was likely to experience spread tightening. We boosted the portfolio's exposure through selective purchases of bonds that we felt were most likely to benefit from such shifts. In addition, we sold several of the trust's discount-coupon holdings that had performed strongly and replaced them with longer discount bonds with what we believed were more attractive structural characteristics.

    The portfolio experienced a fair amount of call activity. Many of the trust's holdings were issued in a time of higher interest rates, and as a result are especially attractive candidates for refinancing in the current, lower interest rate environment. We will continue to monitor these holdings and will attempt to minimize any adverse impact by selectively replacing callable issues when the market offers what we believe are more attractive opportunities elsewhere. Due to the tragic events of September 11, we also reduced our holdings of bonds backed by airline revenues.

    Through our quantitative analysis, we determined that the intermediate portion of the yield curve offered the best potential for superior returns. As a result, we also sought to take advantage of issuance of bonds with premium coupons that are priced to their call date. These credits historically have offered the advantage of strong income as well as moderate vulnerability to changes in interest rates. Through careful security selection, we were able to find several attractive issues that met this profile and added them to the portfolio.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   We will continue to watch the
economy for any acceleration in growth that could cause the Fed to boost rates. With interest rates this low, it may be difficult to keep inflationary fears out of the picture for long. As a result, we expect that there may be increasing pressure on the Fed to act in the coming months, which may drive yields higher, particularly on the short end of the curve.

    For the municipal market, we expect that issuance will remain steady. Rising interest rates could put a damper on refinancing activity, but voters in most areas appear to be amenable to ballot initiatives that result in debt financing. We anticipate that equity market sentiment may continue to be a key driver of investor appetite for municipal bonds. In our view, as long as stocks remain volatile, the municipal market is likely to continue to enjoy positive inflows.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

COUPON RATE: The stated rate of interest a bond pays on an annual basis, expressed as a percentage of its face value.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value or "par value". Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

PREMIUM BOND: A bond whose market price is above its face value, or "par value." Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           MUNICIPAL BONDS  158.3%
           ALABAMA  0.9%
$ 1,000    Alabama Bldg Renovation Fin Auth Rev Rfdg
           (AMBAC Insd)................................ 5.625%   09/01/24   $  1,041,170
  1,550    Birmingham, AL Arpt Auth Arpt Rev Rfdg
           (AMBAC Insd)................................ 5.500    07/01/14      1,616,014
                                                                            ------------
                                                                               2,657,184
                                                                            ------------
           ALASKA  0.5%
  1,550    Alaska St Hsg Fin Corp Ser A Rfdg........... 5.000    12/01/18      1,525,060
                                                                            ------------

           ARIZONA  4.1%
  1,425    Arizona Cap Fac Fin Corp Student Hsg Rev AZ
           St Univ Proj................................ 6.250    09/01/32      1,453,300
  2,500    Arizona Sch Fac Brd Rev St Sch Impt......... 5.500    07/01/17      2,656,050
  3,550    Mesa, AZ Util Sys Rev Rfdg (FGIC Insd)...... 5.250    07/01/14      3,833,503
  2,875    Phoenix, AZ Civic Impt Corp Arpt Rev Jr Lien
           (FGIC Insd) (a)............................. 5.375    07/01/29      2,850,419
  1,055    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
           Oblig Irvington Proj Tucson Ser A Rfdg (FSA
           Insd)....................................... 7.250    07/15/10      1,106,853
  1,000    Scottsdale, AZ Indl Dev Auth Hosp Rev
           Scottsdale Hlthcare......................... 5.800    12/01/31      1,001,820
                                                                            ------------
                                                                              12,901,945
                                                                            ------------
           ARKANSAS  0.5%
  1,500    Arkansas St Dev Fin Auth Hosp Rev Washington
           Regl Med Ctr................................ 7.375    02/01/29      1,567,590
                                                                            ------------

           CALIFORNIA  2.0%
  2,630    Anaheim, CA Pub Fin Auth Lease Rev Cap
           Apprec Sub Pub Impts Proj C (FSA Insd)......   *      09/01/20        963,343
  3,865    California Hlth Fac Auth Rev Kaiser
           Permanente Med Ctr.......................... 5.450    10/01/13      3,898,432
  5,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Rfdg.............................   *      01/15/25      1,242,850
                                                                            ------------
                                                                               6,104,625
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           COLORADO  3.8%
$ 8,500    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev
           E-470 Proj Ser C (Prerefunded @ 08/31/05)...   *      08/31/26   $  1,596,385
  5,000    Arapahoe Cnty, CO Wtr & Waste Proj Ser A
           (MBIA Insd)................................. 5.125%   12/01/32      4,925,350
  4,000    Colorado Hlth Fac Auth Rev Catholic Hlth
           Initiatives................................. 5.250    09/01/21      3,954,240
    510    Colorado Hsg Fin Auth Single Family Pgm Sr
           Ser B1...................................... 7.900    12/01/25        535,638
    275    Colorado Hsg Fin Auth Single Family Pgm Sr
           Ser D-1 Rfdg................................ 8.000    12/01/24        289,003
    652    Colorado Hsg Fin Auth Single Family Pgm Sr
           Ser E....................................... 8.125    12/01/24        695,829
                                                                            ------------
                                                                              11,996,445
                                                                            ------------
           CONNECTICUT  1.4%
  3,250    Connecticut St Spl Oblig Pkg Rev Bradley
           Intl Arpt Ser A (ACA Insd).................. 6.600    07/01/24      3,405,967
  1,000    Hartford, CT Pkg Sys Rev Ser A.............. 6.400    07/01/20      1,032,590
                                                                            ------------
                                                                               4,438,557
                                                                            ------------
           FLORIDA  2.1%
  2,000    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
           Insd)....................................... 5.950    07/01/20      2,195,900
  3,000    FSU Fin Assist Inc FL Ed & Athletic Fac Impt
           Rev (AMBAC Insd)............................ 5.000    10/01/31      2,843,010
  1,600    Tampa Bay Wtr FL Util Sys Rev Ser A (FGIC
           Insd)....................................... 4.750    10/01/27      1,488,368
                                                                            ------------
                                                                               6,527,278
                                                                            ------------
           GEORGIA  1.7%
  1,000    Atlanta, GA Arpt Rev Ser B (FGIC Insd)...... 5.625    01/01/30      1,016,320
  3,770    Monroe Cnty, GA Dev Auth Pollutn Ctl Rev
           Oglethorpe Pwr Corp Scherer Ser A........... 6.800    01/01/12      4,401,890
                                                                            ------------
                                                                               5,418,210
                                                                            ------------
           ILLINOIS  20.8%
    260    Aurora, IL Single Family Mtg Rev Ser B Rfdg
           (GNMA Collateralized)....................... 8.050    09/01/25        282,214
  3,750    Bolingbrook, IL Cap Apprec Ser B (MBIA
           Insd).......................................   *      01/01/30        740,400
  2,000    Chicago, IL Brd of Ed (FGIC Insd)........... 5.500    12/01/31      2,025,140
  5,000    Chicago, IL Brd of Ed Cap Apprec Sch Reform
           Ser A (FGIC Insd)...........................   *      12/01/28      1,079,450
  1,000    Chicago, IL Midway Arpt Rev Ser A (FSA
           Insd)....................................... 5.100    01/01/31        937,760

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           ILLINOIS (CONTINUED)
$ 6,000    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt
           Third Lien Ser A Rfdg (MBIA Insd)........... 5.375%   01/01/32   $  5,843,340
  3,000    Chicago, IL O'Hare Intl Arpt Rev Second Lien
           Passenger Fac B (AMBAC Insd)................ 5.125    01/01/32      2,872,020
  1,895    Chicago, IL Pk Dist Hbr Fac Rev............. 5.875    01/01/16      2,028,920
  2,500    Chicago, IL Pk Dist Ser C (FGIC Insd)....... 5.500    01/01/19      2,586,200
  4,500    Chicago, IL Proj Ser A Rfdg (MBIA Insd)..... 5.000    01/01/41      4,205,340
  5,000    Chicago, IL Sch Fin Auth Ser A (MBIA
           Insd)....................................... 5.000    06/01/09      5,189,500
  1,000    Chicago, IL Wastewtr Transmission Rev (MBIA
           Insd)....................................... 5.750    01/01/25      1,046,080
  3,000    Cicero, IL Alt Rev Source (Prerefunded @
           12/01/04) (MBIA Insd)....................... 6.500    12/01/14      3,357,960
  5,000    Cook Cnty, IL Cap Impt Ser A (FGIC Insd).... 5.000    11/15/23      4,849,150
  1,620    Cook Cnty, IL Cmnty High Sch Dist No. 219
           Niles Twp (FSA Insd)........................   *      12/01/11      1,040,704
  2,260    Cook Cnty, IL Cmnty High Sch Dist No. 219
           Niles Twp (FSA Insd)........................   *      12/01/12      1,370,667
  2,235    Cook Cnty, IL Cmnty High Sch Dist No. 219
           Niles Twp (FSA Insd)........................   *      12/01/13      1,275,537
  3,110    Du Page Cnty, IL Trans Rev (FSA Insd)....... 5.750    01/01/17      3,332,800
  6,465    Du Page Wtr Commn IL Rfdg................... 5.250    03/01/11      6,998,621
  3,245    Illinois Dev Fin Auth Rev Loc Govt Pgm
           Aurora East Sch (MBIA Insd).................   *      12/01/16      1,526,870
  1,210    Illinois Hsg Dev Auth Rev Homeowner Mtg G2.. 6.050    08/01/29      1,250,801
  2,135    McHenry Cnty, IL Cmnty High Sch Dist No. 154
           Cap Apprec (FGIC Insd)......................   *      01/01/14      1,187,594
  1,440    McHenry Cnty, IL Cmnty High Sch Dist No. 154
           Cap Apprec (FGIC Insd)......................   *      01/01/17        656,208
  1,250    Metropolitan Pier & Expo Auth IL Dedicated
           St Tax Rev McCormick Pl Expo Proj (FGIC
           Insd)....................................... 5.375    12/15/18      1,287,800
  1,000    Metropolitan Pier & Expo Auth IL Dedicated
           St Tax Rev McCormick Pl Expo Proj Rfdg (FGIC
           Insd)....................................... 5.500    12/15/24      1,023,570
  5,000    Regional Tran Auth IL Ser B (AMBAC Insd).... 8.000    06/01/17      6,648,600
  1,150    Will Cnty, IL Cmnty Sch Dist 365U Vly View
           Ser B (FSA Insd)............................   *      11/01/15        582,601
                                                                            ------------
                                                                              65,225,847
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           INDIANA  3.2%
$ 1,000    Allen Cnty, IN Juvenile Justice Ctr First
           Mtg (AMBAC Insd)............................ 5.500%   01/01/18   $  1,047,200
  4,000    Indiana Hlth Fac Fin Auth Hosp Rev Cmnty
           Hosp Proj (MBIA Insd)....................... 6.850    07/01/22      4,106,760
  2,000    Indiana Hlth Fac Fin Auth Hosp Rev Columbus
           Regl Hosp Rfdg (FSA Insd)................... 7.000    08/15/15      2,418,360
  1,500    Indiana St Dev Fin Auth Rev Exemp Fac Conv
           Rfdg........................................ 5.950    08/01/30      1,397,385
  1,220    North Adams, IN Cmnty Sch Cap Apprec First
           Mtg (FSA Insd)..............................   *      07/15/16        582,611
  1,230    North Admas, IN Cmnty Sch Cap Apprec First
           Mtg (FSA Insd)..............................   *      01/15/17        564,976
                                                                            ------------
                                                                              10,117,292
                                                                            ------------
           KANSAS  0.5%
    585    Sedgwick & Shawnee Cntys, KS Single Family
           Rev Coll Mtg Ser A-II Rfdg (GNMA
           Collateralized)............................. 8.050    05/01/24        641,330
    895    Sedgwick Cnty, KS Single Family Rev Coll Mtg
           Ser A-III Rfdg (GNMA Collateralized)........ 8.125    05/01/24        958,643
                                                                            ------------
                                                                               1,599,973
                                                                            ------------
           KENTUCKY  0.8%
  2,450    Louisville & Jefferson Cnty, KY Met Swr Dist
           Drainage Rev Rfdg (MBIA Insd)............... 5.300    05/15/19      2,468,179
                                                                            ------------

           LOUISIANA  3.1%
  1,920    Louisiana Hsg Fin Agy Mtg Rev Multi-Family
           Emerald Pointe Apts (FHA Gtd)............... 7.100    11/01/33      1,989,235
    905    Louisiana Hsg Fin Agy Mtg Rev Single Family
           Access Pgm Ser B (GNMA Collateralized)...... 8.000    03/01/25        998,233
  3,000    Louisiana St Energy & Pwr Auth Pwr Proj Rev
           Rfdg (FSA Insd)............................. 5.750    01/01/12      3,349,800
  3,000    Saint Charles Parish, LA Environmental Impt
           Rev LA Pwr & Lt Co Ser A (AMBAC Insd)....... 6.875    07/01/24      3,280,800
                                                                            ------------
                                                                               9,618,068
                                                                            ------------
           MASSACHUSETTS  5.1%
  3,955    Massachusetts Bay Trans Auth Gen Trans Sys
           Ser A Rfdg.................................. 5.500    03/01/12      4,357,184
     75    Massachusetts Bay Trans Auth MA Ser B Rfdg
           (Prerefunded @ 03/01/03) (MBIA Insd)........ 6.000    03/01/10         79,094
  2,175    Massachusetts Bay Trans Auth MA Ser B Rfdg
           (MBIA Insd)................................. 6.000    03/01/10      2,287,230

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           MASSACHUSETTS (CONTINUED)
$ 4,815    Massachusetts Muni Whsl Elec Co Proj 6-A
           (MBIA Insd)................................. 5.000%   07/01/11   $  5,077,225
  1,500    Massachusetts St Grant Antic Nt Ser A....... 5.750    06/15/15      1,633,275
  1,500    Massachusetts St Hlth & Ed Fac Auth Rev
           Partn Hlthcare Sys Ser C.................... 5.750    07/01/32      1,511,925
  1,000    Massachusetts St Hlth & Ed Fac Auth Saint
           Mem Med Ctr Ser A........................... 6.000    10/01/23        890,810
                                                                            ------------
                                                                              15,836,743
                                                                            ------------
           MICHIGAN  1.2%
  1,680    Michigan Higher Ed Fac Auth Rev Ltd Oblig
           Hope College Proj Rfdg (Connie Lee Insd).... 7.000    10/01/14      1,852,738
  1,000    Michigan St Hosp Fin Auth Rev Hosp Sparrow
           Oblig Group Rfdg............................ 5.625    11/15/36        971,230
  1,000    Michigan St Strategic Fd Detroit Edison
           Pollutn Ctl Ser B Rfdg...................... 5.650    09/01/29        982,560
                                                                            ------------
                                                                               3,806,528
                                                                            ------------
           MISSISSIPPI  3.1%
  1,000    Gulfport, MS Hosp Fac Rev Mem Hosp at
           Gulfport Proj A............................. 5.750    07/01/31        988,750
  2,000    Mississippi Bus Fin Corp MS Pollutn Ctl Rev
           Sys Energy Res Inc Proj..................... 5.875    04/01/22      1,918,400
  1,000    Mississippi Bus Fin Corp MS Pollutn Ctl Rev
           Sys Energy Res Inc Proj Rfdg................ 5.900    05/01/22        962,000
  3,310    Mississippi Home Corp Single Family Rev Mtg
           Access Pgm Ser B (GNMA Collateralized)...... 7.900    03/01/25      3,566,624
    910    Mississippi Home Corp Single Family Rev Mtg
           Access Pgm Ser C (GNMA Collateralized)...... 8.125    12/01/24        974,947
  1,294    Mississippi Home Corp Single Family Rev Mtg
           Access Pgm Ser E (GNMA Collateralized)...... 8.100    12/01/25      1,391,775
                                                                            ------------
                                                                               9,802,496
                                                                            ------------
           MISSOURI  1.6%
  2,100    Kansas City, MO Arpt Rev Gen Impt Ser A (FSA
           Insd)....................................... 6.900    09/01/10      2,282,994
  1,345    Kansas City, MO Met Cmnty College Bldg Corp
           Rev Leasehold Jr College Impt & Rfdg (FGIC
           Insd)....................................... 5.500    07/01/17      1,413,568
  1,400    Saint Louis, MO Arpt Rev.................... 6.000    01/01/04      1,442,518
                                                                            ------------
                                                                               5,139,080
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           NEW HAMPSHIRE  0.7%
$ 1,155    New Hampshire Hlth & Ed Fac Auth Rev
           Derryfield Sch.............................. 7.000%   07/01/30   $  1,191,706
  1,000    New Hampshire St Bus Fin Auth Wtr Fac Rev
           Pennichuck Wtrwks Inc (AMBAC Insd).......... 6.300    05/01/22      1,066,620
                                                                            ------------
                                                                               2,258,326
                                                                            ------------
           NEW JERSEY  8.0%
 10,000    New Jersey Econ Dev Auth St Contract Econ
           Recovery (MBIA Insd)........................ 5.900    03/15/21     11,188,800
  8,000    New Jersey Econ Dev Auth Wtr Fac Rev NJ
           American Wtr Co Inc Proj Ser A (FGIC Insd)
           (b)......................................... 6.875    11/01/34      8,797,440
  4,650    Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev
           Pub Svc Elec & Gas Ser D Rfdg (MBIA Insd)... 6.550    10/01/29      5,087,053
                                                                            ------------
                                                                              25,073,293
                                                                            ------------
           NEW YORK  31.7%
  1,500    Broome Cnty, NY Ctf Partn Pub Safety Fac
           (MBIA Insd)................................. 5.250    04/01/15      1,534,275
  1,500    Metropolitan Trans Auth NY Commuter Fac Rev
           Ser A (MBIA Insd)........................... 5.625    07/01/27      1,564,500
  3,605    Metropolitan Trans Auth NY Trans Fac Rev Ser
           B (FGIC Insd)............................... 4.750    07/01/26      3,433,005
  3,000    Metropolitan Trans Auth NY Trans Fac Rev Svc
           Contract Ser R.............................. 5.500    07/01/17      3,165,210
  4,250    New York City Indl Dev Agy Civic Fac Rev
           USTA Natl Tennis Ctr Proj (FSA Insd)........ 6.375    11/15/14      4,667,647
  1,300    New York City Indl Dev Civic YMCA Gtr NY
           Proj........................................ 5.800    08/01/16      1,340,209
  1,325    New York City Ser B1 (Prerefunded @
           08/15/04)................................... 7.000    08/15/16      1,478,289
  2,225    New York City Ser F Rfdg.................... 6.000    08/01/11      2,381,662
  2,500    New York City Ser H......................... 5.750    03/15/12      2,723,150
  2,525    New York St Dorm Auth Lease Rev Muni Hlth
           Fac Impt Pgm Ser A (FSA Insd)............... 5.500    05/15/25      2,577,318
  1,625    New York St Dorm Auth Lease Rev St Univ Dorm
           Fac Ser A................................... 6.000    07/01/14      1,821,999
  1,450    New York St Dorm Auth Lease Rev St Univ Dorm
           Fac Ser C (MBIA Insd)....................... 5.500    07/01/29      1,490,339
  5,050    New York St Dorm Auth Rev City Univ Second
           Gen Res Ser B............................... 5.375    07/01/07      5,495,208
  2,970    New York St Dorm Auth Rev City Univ Ser F... 5.000    07/01/14      2,984,018

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           NEW YORK (CONTINUED)
$ 2,600    New York St Dorm Auth Rev Cons City Univ Sys
           Second Gen Ser A............................ 5.750%   07/01/13   $  2,879,084
  3,100    New York St Dorm Auth Rev Cons City Univ Sys
           Cons Ser A.................................. 5.625    07/01/16      3,409,194
  3,000    New York St Dorm Auth Rev Mental Hlth Svc
           Fac Impt Ser B (MBIA Insd).................. 5.250    08/15/31      2,988,630
  2,545    New York St Dorm Auth Rev Mental Hlth Svc
           Fac Impt Ser D (FSA Insd)................... 5.875    02/15/14      2,804,183
  2,550    New York St Dorm Auth Rev Mental Hlth Svc
           Fac Ser B Rfdg.............................. 5.750    08/15/11      2,743,647
    650    New York St Dorm Auth Rev Ser B (Prerefunded
           @ 05/19/09)................................. 7.500    05/15/11        813,260
  1,350    New York St Dorm Auth Rev Ser B............. 7.500    05/15/11      1,614,897
  5,000    New York St Dorm Auth Rev St Univ Ed Fac Ser
           A........................................... 5.500    05/15/08      5,474,950
  5,000    New York St Med Care Fac Fin Agy Rev NY
           Downtown Hosp Ser A (Prerefunded @
           02/15/05)................................... 6.800    02/15/20      5,666,400
  6,750    New York St Med Care Fac Fin Agy Rev NY Hosp
           Mtg Ser A (Prerefunded @ 02/15/05) (AMBAC
           Insd)....................................... 6.300    08/15/06      7,559,258
  7,000    New York St Med Care Fac Fin Agy Rev NY Hosp
           Mtg Ser A (Prerefunded @ 02/15/05) (AMBAC
           Insd)....................................... 6.400    08/15/07      7,857,920
  3,050    New York St Mtg Agy Rev Homeowner Mtg Ser
           82.......................................... 5.650    04/01/30      3,097,824
  5,695    New York St Thruway Auth Svc Contract Rev
           Loc Hwy & Brdg.............................. 5.750    04/01/08      6,216,434
  7,500    New York St Thruway Auth Svc Contract Rev
           Loc Hwy & Brdg.............................. 5.250    04/01/13      7,669,500
  1,550    New York St Urban Dev Corp Rev Correctional
           Cap Fac Ser 7............................... 5.700    01/01/27      1,591,587
                                                                            ------------
                                                                              99,043,597
                                                                            ------------
           NORTH CAROLINA  4.0%
 11,000    North Carolina Muni Pwr Agy No 1 Catawba
           Elec Rev Rfdg (MBIA Insd)................... 6.000    01/01/12     12,452,000
                                                                            ------------

           NORTH DAKOTA  0.7%
  2,310    North Dakota St Hsg Fin Agy Rev Hsg Fin Pgm
           Home Mtg Fin Ser B (MBIA Insd).............. 5.500    07/01/29      2,258,834
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           OHIO  2.6%
$ 1,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
           Proj........................................ 7.500%   01/01/30   $  1,080,820
  5,000    Lorain Cnty, OH Hosp Rev Catholic Hlthcare A
           Impt & Rfdg................................. 5.250    10/01/33      4,781,450
  1,000    Marion Cnty, OH Hosp Impt Rev Cmnty Hosp
           Rfdg........................................ 6.375    05/15/11      1,034,320
  2,025    Ohio Muni Elec Gen Agy Jt Vent 5 Ctf Ben Int
           (MBIA Insd).................................   *      02/15/26        540,432
  1,100    Pickerington, OH Loc Sch Dist Cap Apprec Sch
           Fac Contr (FGIC Insd).......................   *      12/01/15        558,338
                                                                            ------------
                                                                               7,995,360
                                                                            ------------
           OKLAHOMA  1.5%
  1,100    Oklahoma City, OK Indl & Cultural Fac Tr Rev
           Dist Heating & Cooling Trigen (LOC: Societe
           Generale)................................... 6.750    09/15/17      1,103,619
  2,000    Sapulpa, OK Muni Auth Cap Impt Rev Rfdg (FSA
           Insd)....................................... 5.750    07/01/30      2,105,240
  1,250    Tulsa Cnty, OK Pub Fac Auth Cap Impt Rev
           (AMBAC Insd)................................ 6.250    11/01/22      1,376,838
                                                                            ------------
                                                                               4,585,697
                                                                            ------------
           OREGON  3.0%
  5,000    Oregon St Dept Admin Ser C Rfdg (MBIA
           Insd)....................................... 5.250    11/01/18      5,135,100
  4,000    Portland, OR Swr Sys Rev Ser A (FGIC
           Insd)....................................... 5.750    08/01/18      4,282,840
                                                                            ------------
                                                                               9,417,940
                                                                            ------------
           PENNSYLVANIA  7.8%
    700    Harrisburg, PA Cap Apprec Ser D Rfdg (AMBAC
           Insd).......................................   *      03/15/14        390,768
  1,830    Harrisburg, PA Cap Apprec Ser D Rfdg (AMBAC
           Insd).......................................   *      09/15/14        996,801
  5,330    McGuffey Sch Dist PA Ser B (AMBAC Insd)..... 4.750    08/01/28      4,891,821
  4,000    Pennsylvania Intergovt Coop Auth Spl Tax Rev
           Philadelphia Fdg Pgm (Prerefunded @
           06/15/05) (FGIC Insd)....................... 6.750    06/15/21      4,459,920
  1,500    Pennsylvania St Higher Ed UPMC Hlth Sys Ser
           A........................................... 6.000    01/15/31      1,504,755
  1,500    Philadelphia, PA Auth for Indl Ser B (FSA
           Insd)....................................... 5.125    10/01/26      1,473,285
  1,000    Philadelphia, PA Gas Wks Rev First Ser A
           (FSA Insd).................................. 5.000    07/01/26        965,250
  2,440    Philadelphia, PA Sch Dist Ser A (FSA
           Insd)....................................... 5.750    02/01/11      2,719,160

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           PENNSYLVANIA (CONTINUED)
$ 5,000    Pittsburgh & Allegheny Cnty, PA Pub Aud Regl
           Asset Dist Sales Tax (AMBAC Insd)........... 5.000%   02/01/29   $  4,817,550
  2,000    Radnor Twp, PA Sch Dist..................... 5.750    03/15/26      2,062,740
                                                                            ------------
                                                                              24,282,050
                                                                            ------------
           RHODE ISLAND  2.4%
  7,310    Rhode Island Hsg & Mtg Fin Corp
           Homeownership Opportunity Ser 5............. 6.400    04/01/24      7,473,379
                                                                            ------------

           TENNESSEE  1.1%
  1,000    Elizabethton, TN Hlth & Ed Fac Brd Rev Hosp
           First Mtg Ser B Impt & Rfdg................. 8.000    07/01/33      1,116,290
  1,500    Elizabethton, TN Hlth & Ed Fac Brd Rev Hosp
           Ser B Impt & Rfdg (MBIA Insd)............... 7.750    07/01/29      1,830,390
    900    Franklin, TN Spl Sch Dist Cap Apprec (FSA
           Insd).......................................   *      06/01/16        434,916
                                                                            ------------
                                                                               3,381,596
                                                                            ------------
           TEXAS  16.8%
  2,750    Brazos River Auth TX Pollutn Adj TXU Elec Co
           Proj Ser C Rfdg............................. 5.750    05/01/36      2,783,495
    170    Brazos River Auth TX Rev Houston Ltg & Pwr
           Co Proj Rfdg (AMBAC Insd)................... 5.050    11/01/18        168,778
    825    Brazos, TX Higher Ed Auth Inc Student Ln Rev
           Subser A2 Rfdg.............................. 6.800    12/01/04        889,136
  1,315    Dallas Cnty, TX Cmnty College Dist Rev Fin
           Sys (AMBAC Insd)............................ 5.375    02/15/19      1,340,024
  3,000    Dallas Cnty, TX Util & Reclamation Dist Ser
           B Rfdg (AMBAC Insd)......................... 5.875    02/15/29      3,109,650
  5,000    Dallas-Fort Worth, TX Intl Arpt Fac Impt
           Corp Rev American Airl Inc.................. 7.250    11/01/30      4,519,700
  5,340    Dallas-Fort Worth, TX Intl Arpt Fac Impt
           Corp Rev Delta Airl Inc..................... 7.625    11/01/21      5,295,625
  1,500    Dallas-Fort Worth, TX Intl Arpt Fac Impt
           Corp Rev Delta Airl Inc..................... 7.125    11/01/26      1,404,795
  2,500    Dallas-Fort Worth, TX Intl Arpt Rev Jt Ser A
           (FGIC Insd)................................. 5.750    11/01/30      2,548,000
  2,000    Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev
           Mem Hermann Hlthcare Ser A.................. 6.375    06/01/29      2,082,880
  2,500    Houston, TX Pub Impt Ser A Rfdg (FSA
           Insd)....................................... 5.375    03/01/14      2,647,600
  2,910    Houston, TX Wtr & Swr Sys Rev Jr Lien Ser C
           (FGIC Insd)................................. 5.375    12/01/27      2,919,370

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           TEXAS (CONTINUED)
$ 4,625    Little Elm, TX Indpt Sch Dist (Prerefunded @
           08/15/05) (PSFG Insd)....................... 6.750%   08/15/29   $  5,184,533
    515    Little Elm, TX Indpt Sch Dist (PSFG Insd)... 6.750    08/15/29        565,151
  1,500    Metropolitan Hlth Fac Dev Corp TX Wilson N
           Jones Mem Hosp Proj......................... 7.250    01/01/31      1,557,375
  5,000    North Cent, TX Hlth Fac Dev Hosp Childrens
           Med Ctr Dallas (AMBAC Insd) (a)............. 5.250    08/15/32      4,875,950
  1,750    Sabine River Auth TX Pollutn Ctl Rev TX Elec
           Proj Ser A Rfdg............................. 6.450    06/01/21      1,776,898
  5,000    San Antonio, TX Wtr Rev Sys Rfdg (FSA
           Insd)....................................... 5.000    05/15/28      4,764,950
  2,000    Tarrant Cnty, TX Jr College Dist............ 5.050    02/15/10      2,078,680
  2,000    Texas St Dept Hsg & Cmnty Affairs Single
           Family Rev Mtg Jr Lien Ser A Rfdg........... 8.100    09/01/15      2,161,480
                                                                            ------------
                                                                              52,674,070
                                                                            ------------
           WASHINGTON  11.6%
  3,750    Chelan Cnty, WA Pub Util Dist No. 001 Cons
           Rev Chelan Hydro Ser A (MBIA Insd).......... 5.600    01/01/36      3,769,875
  2,500    Energy Northwest, WA Elec Rev Proj No. 3 Ser
           A Rfdg (FSA Insd)........................... 5.500    07/01/18      2,599,525
  5,000    Energy Northwest, WA Elec Rev Proj No. 3 Ser
           B Rfdg (FSA Insd)........................... 6.000    07/01/16      5,535,250
  5,000    Grant Cnty, WA Pub Util Dist Ser H Rfdg (FSA
           Insd)....................................... 5.375    01/01/14      5,301,400
  1,400    King Cnty, WA Hsg Auth Hsg Rev Pooled Sr Ser
           A Rfdg...................................... 6.700    03/01/15      1,492,148
  3,500    Port Seattle, WA Rev Ser A (FGIC Insd)...... 5.000    04/01/31      3,303,440
  2,120    Seattle, WA Muni Lt & Pwr Rev............... 5.625    12/01/17      2,218,262
  5,000    Seattle, WA Muni Lt & Pwr Rev Impt & Rfdg
           (FSA Insd).................................. 5.500    03/01/17      5,225,500
  4,750    Tacoma, WA Elec Sys Rev Ser A Rfdg (FSA
           Insd)....................................... 5.750    01/01/14      5,184,625
  1,500    Tacoma, WA Elec Sys Rev Ser B Rfdg (FSA
           Insd)....................................... 5.500    01/01/12      1,639,215
                                                                            ------------
                                                                              36,269,240
                                                                            ------------
           WEST VIRGINIA  3.4%
  2,500    Berkeley Cnty, WV Bldg Comm Hosp Rev City
           Hosp Proj................................... 6.500    11/01/22      2,544,000
  5,000    Marshall Cnty, WV Pollutn Ctl Rev OH Pwr Co
           Proj Ser C Rfdg (MBIA Insd)................. 6.850    06/01/22      5,117,400

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           WEST VIRGINIA (CONTINUED)
$ 1,055    West Virginia St Hsg Dev Fd Hsg Fin Ser A... 5.450%   11/01/21   $  1,088,834
  2,000    West Virginia St Hsg Dev Fd Ser A........... 5.550    05/01/17      2,033,740
                                                                            ------------
                                                                              10,783,974
                                                                            ------------
           WISCONSIN  2.2%
  2,725    Wisconsin Hsg & Econ Dev Auth Homeownership
           Rev Ser A................................... 6.450    03/01/17      2,784,868
  1,250    Wisconsin St Hlth & Ed Fac Auth Rev Froedert
           & Cmnty Hlth Oblig.......................... 5.375    10/01/30      1,170,613
  3,000    Wisconsin St Hlth & Ed Fac Wheaton
           Franciscan Svc Rfdg......................... 5.750    08/15/30      2,993,460
                                                                            ------------
                                                                               6,948,941
                                                                            ------------
           WYOMING  0.3%
  1,000    University WY Univ Rev Fac Impt (FSA
           Insd)....................................... 5.500    06/01/18      1,048,390
                                                                            ------------

           PUERTO RICO  4.1%
  1,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
           Ser V Rfdg.................................. 5.750    07/01/18      1,007,140
 10,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
           Ser Y Rfdg (FSA Insd)....................... 6.250    07/01/21     11,726,900
                                                                            ------------
                                                                              12,734,040
                                                                            ------------
TOTAL INVESTMENTS  158.3%
  (Cost $466,174,371)....................................................    495,431,827
OTHER ASSETS IN EXCESS OF LIABILITIES  2.4%..............................      7,646,868
PREFERRED SHARES  (60.7%)................................................   (190,120,549)
                                                                            ------------
NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...........................   $312,958,146
                                                                            ============

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.
PSFG--Permanent School Fund Guaranty
                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $466,174,371).......................  $495,431,827
Cash........................................................       402,155
Receivables:
  Investments Sold..........................................     7,784,651
  Interest..................................................     7,691,033
Other.......................................................           949
                                                              ------------
    Total Assets............................................   511,310,615
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     7,650,278
  Investment Advisory Fee...................................       246,455
  Administrative Fee........................................        82,152
  Affiliates................................................        15,589
Trustees' Deferred Compensation and Retirement Plans........       174,253
Accrued Expenses............................................        63,193
                                                              ------------
    Total Liabilities.......................................     8,231,920
Preferred Shares............................................   190,120,549
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $312,958,146
                                                              ============
NET ASSET VALUE PER COMMON SHARE
  ($312,958,146 divided by 19,106,785 shares outstanding)...  $      16.38
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 19,106,785 shares issued and
  outstanding)..............................................  $    191,068
Paid in Surplus.............................................   282,026,829
Net Unrealized Appreciation.................................    29,257,456
Accumulated Undistributed Net Investment Income.............     4,495,478
Accumulated Net Realized Loss...............................    (3,012,685)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $312,958,146
                                                              ============

PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 7,600 issued with liquidation preference of
  $25,000 per share)........................................  $190,000,000
                                                              ============

NET ASSETS INCLUDING PREFERRED SHARES.......................  $502,958,146
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 14,425,182
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,493,655
Administrative Fee..........................................       497,886
Preferred Share Maintenance.................................       262,492
Trustees' Fees and Related Expenses.........................        25,704
Legal.......................................................        20,339
Custody.....................................................        14,425
Other.......................................................       134,331
                                                              ------------
    Total Expenses..........................................     2,448,832
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 11,976,350
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  2,416,623
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    40,732,694
  End of the Period.........................................    29,257,456
                                                              ------------
Net Unrealized Depreciation During the Period...............   (11,475,238)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $ (9,058,615)
                                                              ============
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $ (1,401,303)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  1,516,432
                                                              ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2002     OCTOBER 31, 2001
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $ 11,976,350        $ 23,478,067
Net Realized Gain..................................      2,416,623           6,757,634
Net Unrealized Appreciation/Depreciation During the
  Period...........................................    (11,475,238)         15,767,763
Distributions to Preferred Shareholders:
  Net Investment Income............................     (1,401,303)         (6,595,860)
                                                      ------------        ------------
Change in Net Assets from Operations...............      1,516,432          39,407,604

Distributions to Common Shareholders:
  Net Investment Income............................     (9,466,890)        (15,007,745)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................     (7,950,458)         24,399,859
NET ASSETS:
Beginning of the Period............................    320,908,604         296,508,745
                                                      ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $4,495,478
  and $2,240,321, respectively)....................   $312,958,146        $320,908,604
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     SIX MONTHS
                                                       ENDED
                                                     APRIL 30,     -------------------
                                                      2002 (A)      2001        2000
                                                     ---------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (B)........  $ 16.80      $ 15.52    $  14.87
                                                      -------      -------    --------
  Net Investment Income.............................      .63         1.23        1.24
  Net Realized and Unrealized Gain/Loss.............     (.48)        1.18         .68
  Common Share Equivalent of Distributions Paid to
    Preferred Shareholders:
    Net Investment Income...........................     (.07)        (.34)       (.40)
    Net Realized Gain...............................      -0-          -0-         -0-
                                                      -------      -------    --------
Total from Investment Operations....................      .08         2.07        1.52
Less Distributions Paid to Common Shareholders:
    Net Investment Income...........................      .50          .79         .87
    Net Realized Gain...............................      -0-          -0-         -0-
                                                      -------      -------    --------
NET ASSET VALUE, END OF THE PERIOD..................  $ 16.38      $ 16.80    $  15.52
                                                      =======      =======    ========
Common Share Market Price at End of the Period......  $ 14.94      $ 14.35    $12.9375
Total Return (c)....................................    7.64%*      17.27%       6.86%
Net Assets at End of the Period (In millions).......  $ 313.0      $ 320.9    $  296.5
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares (d)..............................    1.58%        1.61%       1.75%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...................    7.74%        7.56%       8.34%
Portfolio Turnover..................................      15%*         32%         26%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (d)..............................     .98%        1.00%       1.05%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (e)...................    6.84%        5.44%       5.61%
SENIOR SECURITIES:
Total Preferred Shares Outstanding..................    7,600        7,600       7,600
Asset Coverage Per Preferred Share (f)..............  $66,195      $67,225    $ 64,014
Involuntary Liquidating Preference Per Preferred
  Share.............................................  $25,000      $25,000    $ 25,000
Average Market Value Per Preferred Share............  $25,000      $25,000    $ 25,000

 * Non-Annualized

(a) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the six months ended April 30, 2002 was to increase net investment income per share by $.02, decrease net realized and unrealized gains and losses per share by $.02 and increase the ratio of net investment income to average net assets applicable to common shares by .29%. Per share, ratios, and supplemental data for periods prior to April 30, 2002 have not been restated to reflect this change in presentation.

(b) Net Asset Value at September 25, 1992, is adjusted for common and preferred share offering costs of $.229 per common share.

(c) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(d) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(e) Ratios reflect the effect of dividend payments to preferred shareholders.

(f) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                                                                 SEPTEMBER 25, 1992
                                                                                   (COMMENCEMENT
YEAR ENDED OCTOBER 31,                                                             OF INVESTMENT
------------------------------------------------------------------------------     OPERATIONS) TO
      1999       1998       1997       1996       1995       1994       1993      OCTOBER 31, 1992
---------------------------------------------------------------------------------------------------
    $  16.93   $  16.35   $  15.68   $  15.61   $  13.99   $  17.18   $  14.59        $  14.77
    --------   --------   --------   --------   --------   --------   --------        --------
        1.22       1.25       1.26       1.29       1.33       1.35       1.37             .06
       (2.06)       .59        .72        .16       1.70      (3.15)      2.41            (.24)
        (.32)      (.35)      (.35)      (.36)      (.39)      (.28)      (.30)            -0-
         -0-        -0-        -0-        -0-        -0-       (.02)       -0-             -0-
    --------   --------   --------   --------   --------   --------   --------        --------
       (1.16)      1.49       1.63       1.09       2.64      (2.10)      3.48            (.18)
         .90        .91        .96       1.02       1.02       1.02        .89             -0-
         -0-        -0-        -0-        -0-        -0-        .07        -0-             -0-
    --------   --------   --------   --------   --------   --------   --------        --------
    $  14.87   $  16.93   $  16.35   $  15.68   $  15.61   $  13.99   $  17.18        $  14.59
    ========   ========   ========   ========   ========   ========   ========        ========
    $12.9375   $15.8125   $15.0625   $  14.75   $ 14.375   $  12.75   $  16.00        $ 13.875
     -13.16%     11.33%      8.96%      9.88%     21.06%    -14.17%     22.08%          -7.50%*
    $  284.1   $  323.4   $  312.5   $  299.7   $  298.3   $  267.3   $  328.2        $  278.7
       1.66%      1.64%      1.66%      1.72%      1.72%      1.64%      1.66%           1.12%
       7.55%      7.48%      7.99%      8.31%      8.94%      8.63%      8.43%           3.73%
         33%        30%        49%        37%        79%       133%       112%             15%*
       1.03%      1.03%      1.02%      1.05%      1.03%      1.00%      1.03%           1.00%
       5.56%      5.35%      5.76%      5.99%      6.31%      6.81%      6.57%           3.52%
       7,600      3,800      3,800      3,800      3,800      3,800      3,800           3,800
    $ 62,388   $135,105   $132,234   $128,865   $128,498   $120,355   $136,368        $123,343
    $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000        $ 50,000
    $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000        $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Advantage Municipal Income Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. In normal market conditions, the Trust will invest substantially all of its net assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on September 25, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2002, the Trust had $7,726,369 of when-issued and delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

    As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to November 1, 2001, the Trust did not accrete market discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $1,147,000 increase in cost of securities and a corresponding $1,147,000 decrease in net unrealized appreciation, based on securities held by the Trust on November 1, 2001.

    The effect of this change for the six months ended April 30, 2002 was to increase net investment income by $444,647; increase net unrealized depreciation by $307,212, and decrease net realized gains by $137,435. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At October 31, 2001, the Trust had an accumulated capital loss carryforward for tax purposes of $5,344,931, which will expire between October 31, 2003 and October 31, 2007. Net realized gains or losses differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions.

    At April 30, 2002, for federal income tax purposes, the cost of long-term investments is $464,804,535; the aggregate gross unrealized appreciation is $32,052,255 and the aggregate gross unrealized depreciation is $1,424,963, resulting in net unrealized appreciation on long-term investments of $30,627,292.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. RECLASSIFICATIONS In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current period, the Trust has reclassified its Auction Preferred Shares ("APS") outside of permanent equity in the Net Assets section of the Statement of Assets and Liabilities. In

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

addition, distributions to APS shareholders are now classified as a component of the "Increase in net assets from operations" on the Statement of Operations and the Statements of Changes in Net Assets and as a component of the "Total from investment operations" on the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

2. INVESTMENT ADVISORY AGREEMENT AND

OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of ..05% of the average daily net assets of the Trust. Effective May 15, 2002, this fee was reduced from .20% to .05% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2002, the Trust recognized expenses of approximately $12,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2002, the Trust recognized expenses of approximately $22,900 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $74,947,596 and $76,656,189, respectively.

4. PREFERRED SHARES

The Trust has outstanding 7,600 APS in four series. Series A, B and C each contain 2,000 shares while Series D contains 1,600 shares. Dividends are cumulative and the dividend rate is reset every 28 days through an auction process. The average rate in effect on April 30, 2002 was 1.399%. During the six months ended April 30, 2002, the rates ranged from 1.200% to 2.060%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN ADVANTAGE MUNICIPAL
INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
VKA SAR 6/02                                                   Member NASD/SIPC.
                                                                 6137F02-AS-6/02